UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2026

EQUINIX, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	001-40205 (Commission File Number)	77-0487526 (IRS Employer Identification No.)

One Lagoon Drive Redwood City, California	94065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 598-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	EQIX	The Nasdaq Stock Market LLC
0.250% Senior Notes due 2027	N/A	The Nasdaq Stock Market LLC
3.250% Senior Notes due 2029	N/A	The Nasdaq Stock Market LLC
3.250% Senior Notes due 2031	N/A	The Nasdaq Stock Market LLC
1.000% Senior Notes due 2033	N/A	The Nasdaq Stock Market LLC
3.650% Senior Notes due 2033	N/A	The Nasdaq Stock Market LLC
4.000% Senior Notes due 2034	N/A	The Nasdaq Stock Market LLC
3.625% Senior Notes due 2034	N/A	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Issuances of 4.150% Senior Notes due 2028, 4.800% Senior Notes due 2033, 5.100% Senior Notes due 2035 and 5.450% Senior Notes due 2038

On November 9, 2026, Equinix Europe 2 Financing Corporation LLC (the “Issuer”), a Delaware limited liability company and an indirect, wholly-owned subsidiary of Equinix, Inc. (the “Guarantor” or “Equinix”), a Delaware corporation, issued and sold €650,000,000 aggregate principal amount of its 4.150% Senior Notes due 2028 (the “2028 Notes”), €700,000,000 aggregate principal amount of its 4.800% Senior Notes due 2033 (the “2033 Notes”), €500,000,000 aggregate principal amount of its 5.100% Senior Notes due 2035 (the “2035 Notes”), and €650,000,000 aggregate principal amount of its 5.450% Senior Notes due 2038 (the “2038 Notes” and, together with the 2028 Notes, the 2033 Notes and the 2035 Notes, the “Notes”), in each case, fully and unconditionally guaranteed by the Guarantor (the “Guarantees” and, together with the Notes, the “Securities”), pursuant to an underwriting agreement dated November 3, 2026 (the “Underwriting Agreement”) among the Issuer, the Guarantor and the several underwriters named in Schedule II thereto.

The Securities were issued pursuant to an indenture dated March 18, 2024 (the “Base Indenture”) by and among the Issuer, the Guarantor and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by the Tenth Supplemental Indenture dated November 9, 2026 with respect to the 2028 Notes (the “2028 Indenture”), the Eleventh Supplemental Indenture dated November 9, 2026 with respect to the 2033 Notes (the “2033 Indenture”), the Twelfth Supplemental Indenture dated November 9, 2026 with respect to the 2035 Notes (the “2035 Indenture”) and the Thirteenth Supplemental Indenture dated November 9, 2026 with respect to the 2038 Notes (the “2038 Indenture” and, together with the 2028 Indenture, 2033 Indenture and 2035 Indenture, the “Supplemental Indentures”), in each case, by and among the Issuer, the Guarantor, U.S. Bank Europe DAC, U.K. Branch, as paying agent, and the Trustee. The Supplemental Indentures, together with the Base Indenture, are referred to as the “Indentures”.

The Securities were offered pursuant to a Registration Statement on Form S-3 (No. 333-299680), which became effective upon filing with the Securities and Exchange Commission on October 28, 2026, including the prospectus contained therein dated October 28, 2026, a preliminary prospectus supplement dated November 3, 2026, and a final prospectus supplement dated November 3, 2026.

Equinix intends to allocate an amount equal to the net proceeds from the offering of the Notes to finance or refinance, in whole or in part, one or more eligible green projects. Pending full allocation of an amount equal to the net proceeds of the offering of the Notes, the net proceeds may be used in accordance with Equinix’s general treasury policy and be held in cash, cash equivalents and U.S. government securities or used to repay existing borrowings.

The 2028 Notes will bear interest at the rate of 4.150% per annum and will mature on November 9, 2028. Interest on the 2028 Notes is payable annually on November 9 of each year, beginning on November 9, 2027. The 2033 Notes will bear interest at the rate of 4.800% per annum and will mature on February 15, 2033. Interest on the 2033 Notes is payable annually on February 15 of each year, beginning on February 15, 2027. The 2035 Notes will bear interest at the rate of 5.100% per annum and will mature on November 9, 2035. Interest on the 2035 Notes is payable annually on November 9 of each year, beginning on November 9, 2027. The 2038 Notes will bear interest at the rate of 5.450% per annum and will mature on November 9, 2038. Interest on the 2038 Notes is payable annually on November 9 of each year, beginning on November 9, 2027. Equinix hedged a portion of the interest rate risk associated with the 2035 Notes and the 2038 Notes. Accounting for the estimated impact of such hedges, the 2035 Notes will carry an effective all-in interest rate of 4.91% per year, and the 2038 Notes will carry an effective all-in interest rate of 5.42% per year.

The Issuer may redeem at its election, at any time or from time to time, some or all of the Notes of any series before they mature. The redemption price will equal the sum of (1) an amount equal to one hundred percent (100%) of the principal amount of the applicable series of the Notes being redeemed plus accrued and unpaid interest up to, but not including, the redemption date (subject to the rights of holders of record on the relevant record date to receive interest due on the relevant interest payment date) and (2) a make-whole premium. Notwithstanding the foregoing, if the 2033 Notes are redeemed on or after December 15, 2032 (two months prior to the maturity date of the 2033 Notes), the 2035 Notes are redeemed on or after August 9, 2035 (three months prior to the maturity date of the 2035 Notes) or the 2038 Notes are redeemed on or after August 9, 2038 (three months prior to the maturity date of the 2038 Notes), the redemption price will not include a make-whole premium for the applicable series of the Notes.

Upon a change of control triggering event, as defined in the Indentures, the Issuer will be required to make an offer to purchase the applicable series of Notes at a purchase price equal to 101% of the principal amount thereof on the date of purchase, plus accrued and unpaid interest, if any, to, but excluding, the date of purchase.

The Notes are fully and unconditionally guaranteed on an unsecured basis by the Guarantor. The Notes are the Issuer’s unsecured senior obligations and rank equally in right of payment to all of the Issuer’s existing and future unsecured and unsubordinated indebtedness and are structurally subordinated to all of the liabilities of the Issuer’s subsidiaries, if any. In addition, the Guarantor’s obligations under the Guarantee rank equally with all of its other unsecured and unsubordinated indebtedness and are effectively subordinated to all of the existing and future secured indebtedness of the Guarantor and structurally subordinated to all of the indebtedness and liabilities of other subsidiaries of the Guarantor.

The Indentures contain restrictive covenants relating to limitations on: (i) liens; (ii) certain asset sales and mergers and consolidations; and (iii) sale and leaseback transactions, subject, in each case, to certain exceptions.

The Indentures contain customary terms that upon certain events of default occurring and continuing, either the Trustee or the holders of not less than 25% in aggregate principal amount of the applicable series of the Notes then outstanding may declare the principal of such Notes and any accrued and unpaid interest through the date of such declaration immediately due and payable. In the case of certain events of bankruptcy or insolvency relating to the Issuer or the Guarantor, the principal amount of each series of the Notes together with any accrued and unpaid interest through the occurrence of such event shall automatically become and be immediately due and payable.

The above descriptions of the Underwriting Agreement, Indentures and the Securities are qualified in their entirety by reference to the Underwriting Agreement, Base Indenture and the Supplemental Indentures. A copy of the Underwriting Agreement, Base Indenture, the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture, the Twelfth Supplemental Indenture, the Thirteenth Supplemental Indenture, and the forms of the 2028 Notes, 2033 Notes, 2035 Notes and 2038 Notes are filed as Exhibits 1.1, 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8 and 4.9 to this Current Report on Form 8-K.

A copy of the opinion of Davis Polk & Wardwell LLP relating to the validity of the Notes is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 5.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
1.1*	Underwriting Agreement, dated November 3, 2026 among Equinix Europe 2 Financing Corporation LLC, as issuer, Equinix, Inc., as guarantor and Banco Santander, S.A., BNP PARIBAS, ING Bank N.V., J.P. Morgan Securities plc, Merrill Lynch International and Standard Chartered Bank, as representatives of the several underwriters named in Schedule II thereto

4.1	Indenture, dated as of March 18, 2024, among Equinix Europe 2 Financing Corporation LLC, as issuer, Equinix, Inc., as guarantor, and U.S. Bank Trust Company, National Association, as trustee (incorporated herein by reference to Exhibit 4.4 to the Registration Statement on Form S-3 (File No. 333-299680) filed with the Commission on October 28, 2026)

4.2*	Tenth Supplemental Indenture, dated as of November 9, 2026, among Equinix Europe 2 Financing Corporation LLC, as issuer, Equinix, Inc., as guarantor, U.S. Bank Europe DAC, U.K. Branch, as paying agent, and U.S. Bank Trust Company, National Association, as registrar and trustee

4.3*	Eleventh Supplemental Indenture, dated as of November 9, 2026, among Equinix Europe 2 Financing Corporation LLC, as issuer, Equinix, Inc., as guarantor, U.S. Bank Europe DAC, U.K. Branch, as paying agent, and U.S. Bank Trust Company, National Association, as registrar and trustee

4.4*	Twelfth Supplemental Indenture, dated as of November 9, 2026, among Equinix Europe 2 Financing Corporation LLC, as issuer, Equinix, Inc., as guarantor, U.S. Bank Europe DAC, U.K. Branch, as paying agent, and U.S. Bank Trust Company, National Association, as registrar and trustee

4.5*	Thirteenth Supplemental Indenture, dated as of November 9, 2026, among Equinix Europe 2 Financing Corporation LLC, as issuer, Equinix, Inc., as guarantor, U.S. Bank Europe DAC, U.K. Branch, as paying agent, and U.S. Bank Trust Company, National Association, as registrar and trustee

4.6*	Form of 4.150% Senior Note due 2028 (included in Exhibit 4.2)

4.7*	Form of 4.800% Senior Note due 2033 (included in Exhibit 4.3)

4.8*	Form of 5.100% Senior Note due 2035 (included in Exhibit 4.4)

4.9*	Form of 5.450% Senior Note due 2038 (included in Exhibit 4.5)

5.1*	Opinion of Davis Polk & Wardwell LLP

23.1*	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

*  Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

By:	/s/ Olivier Leonetti
Name:	Olivier Leonetti
Title:	Chief Financial Officer

Date: November 9, 2026